Related-Party Transactions	12 Months Ended
Dec. 31, 2012
Related-Party Transactions

Note 16—Related-Party Transactions

Prior to the Restructuring, we received funding in the form of a related-party loan as presented in our consolidated financial statements and described in Note 8 and Note 9. On December 31, 2010, the Quantum Pacific Group was assigned all outstanding principal and accrued interest of the loan from Winter Finance, which was then converted into 1,115,761 shares of Pacific Drilling. During the year ended December 31, 2011, we borrowed $142.2 million under the related-party loan. On March 23, 2011, all outstanding related–party loan principal and accrued interest, in the amount of $142.8 million, was converted into equity of Pacific Drilling Limited.

Prior to the TPDI Transfer, the Company entered into promissory note agreements with TPDI and Transocean to fund TPDI as presented in our consolidated financial statements and described in Note 4. The promissory notes accrued interest at LIBOR plus 2% per annum. As of December 31, 2012 and 2011, promissory notes to the Joint Venture and the accrued interest receivable on these promissory notes were $0. During the years ended December 31, 2012, 2011 and 2010, the Company recorded related-party interest income from the Joint Venture of $0, $0.5 million and $2.0 million on the promissory notes, respectively.

On March 30, 2011, we transferred our equity interest in TPDI, including promissory notes, to a subsidiary of the Quantum Pacific Group. We did not receive any consideration for the transfer. In connection with the TPDI Transfer, we entered into a management agreement pursuant to which we provided day-to-day oversight and management services with respect to the Quantum Pacific Group’s equity interest in TPDI for a fee of $4,000 per drillship per day, or $8,000 per day. On May 31, 2012, as a result of Quantum Pacific’s divestiture of their equity position in TPDI, this management agreement was terminated. During the years ended December 31, 2012, 2011 and 2010 management fee income of $1.2 million, $2.2 million and $0, respectively, was recorded in other income within our consolidated statements of operations.

The joint venture agreements relating to TPDI provided Quantum Pacific Group with a put option that allowed it to exchange its 50% interest in TPDI for shares of Transocean Ltd. or cash at a purchase price based on an appraisal of the fair value of the two vessels owned by TPDI, subject to various customary adjustments. In conjunction with the TPDI Transfer and a related amendment to the Original Project Facilities Agreement, a subsidiary of the Quantum Pacific Group provided the TPDI Put Option Guarantee. In consideration for the TPDI Put Option Guarantee, we agreed to pay the Quantum Pacific Group a fee of 0.25% per annum on the outstanding borrowings on the Project Facilities Agreement. During the years ended December 31, 2012, 2011 and 2010, guarantee fees of $1.3 million, $1.9 million and $0 were incurred of which $0.5 million, $1.5 million and $0 were recorded to property and equipment as capitalized interest costs, respectively. On April 24, 2012, the Quantum Pacific Group TPDI Put Option Guarantee was terminated and the Quantum Pacific Group was released from its obligations thereunder. In connection with the termination and release of the TPDI Put Option Guarantee, we were released from our obligation to pay the Quantum Pacific Group a fee of 0.25% per annum on the outstanding borrowings on the Project Facilities Agreement and the related agreement was terminated.

In February 2012, the Quantum Pacific Group purchased $40 million of the 2015 Senior Unsecured Bonds. Following their initial purchase, the Quantum Pacific Group sold the 2015 Senior Unsecured Bonds purchased to unrelated parties. See Note 5 for a description of the 2015 Senior Unsecured Bonds.